2015 Third-Quarter Results October 15, 2015 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the third quarter of 2015 and comparing them to the same period in 2014 ● A glossary of terms, data tables showing adjustments to net revenues and OCI for currency and acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures, are at the end of today’s webcast slides, which are also posted on our website ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking combustible cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the U.S. today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize products with the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2015. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Q3, 2015: Favorable PMI Cigarette Volume Performance Continues ● Organic cigarette volume down by a modest 1.5%, reflecting: - Lower cigarette industry volume, primarily in the Asia Region - Partly offset by market share gains, mainly in the EEMA and LA&C Regions ● Organic cigarette volume down by 0.6% YTD September, 2015, or by approximately 1.1% excluding inventory movements ● Forecast full-year 2015 organic cigarette volume decline of 1.0% to 1.5% Source: PMI Financials or estimates

5 (a) Excluding currency Source: PMI Financials or estimates 5.9% 9.3% 15.8% Net Revenues Adjusted OCI Adjusted Diluted EPS Q3, 2015: Strong Currency-Neutral Financial Results Growth (Q3, 2015 vs. PY) (a) (a) (a)

6 Q4, 2015: Outlook ● Incremental investment to support iQOS in Japan, Italy and Switzerland ● Accelerated spending behind planned iQOS launches in 2015/2016 ● Incremental marketing investments to further reinforce the favorable momentum of our cigarette brand portfolio Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes

7 2015 EPS Guidance: Revised and Narrowed; Growth Rate of 11% to 12%, Ex-Currency ● Revised and narrowed 2015 reported diluted EPS guidance to $4.35 to $4.40, at prevailing exchange rates, for currency and improved business outlook ● Guidance now includes $1.22 of unfavorable currency at prevailing exchange rates (versus $1.15 previously) ● Excluding currency, guidance represents a growth rate of 11% to 12% compared to adjusted diluted EPS of $5.02 in 2014 Source: PMI Financials or estimates

8 (a) Australian Dollar, British Pound, Canadian Dollar, Danish Krone, Hong Kong Dollar, Israeli Shekel, New Zealand Dollar, Norwegian Krone, Singapore Dollar, South Korean Won, Swedish Krona, Swiss Franc and U.S. Dollar (b) Includes notably the Argentine Peso, Brazilian Real, Kazakhstan Tenge, Mexican Peso, Polish Zloty, Turkish Lira and Ukrainian Hryvnia Note: List of emerging markets based on Dow Jones Source: PMI Financials or estimates Currency: Impact on PMI EPS Guidance ($ per share) Currency Variance Impact on PMI EPS Guidance (vs. PY) Feb 2015 Guidance Apr 2015 Guidance Jul 2015 Guidance Oct 2015 Guidance Oct vs. Jul Guidance Japanese Yen (0.13) (0.14) (0.14) (0.13) 0.01 Euro (0.15) (0.19) (0.15) (0.16) (0.01) Other Developed(a) (0.15) (0.09) (0.10) (0.07) 0.03 Russian Ruble (0.48) (0.35) (0.38) (0.43) (0.05) Indonesian Rupiah (0.06) (0.08) (0.08) (0.09) (0.01) Other Emerging(b) (0.18) (0.30) (0.30) (0.34) (0.04) Total Currency Impact (1.15) (1.15) (1.15) (1.22) (0.07)

9 522 1,391 1,588 YTD September 2014 YTD September 2015 Strong Pricing: Key Driver of Our Financial Performance Source: PMI Financials or estimates ● Pricing variance of $522 million in Q3, 2015, reflecting higher pricing across all four Regions ● Q3, 2015 retail price increases in key markets such as Argentina, Indonesia and Russia ● Well-positioned to achieve a full-year pricing variance above our historical annual average of approximately $1.8 billion Q3 Pricing Variance ($ million)

10 (a) Excluding China and the U.S. Source: PMI Financials or estimates Marlboro Driving Strong Share Growth ● Strong PMI share growth in EEMA and LA&C Regions in Q3, 2015 ● Marlboro was the key contributor to share growth in Q3, 2015: - Share gains across all four Regions - Benefiting from the roll-out of Architecture 2.0 (now in 84 markets) 0.4pp 0.3pp PMI 29.2% Q3, 2015 SoM 9.9% International Market Share Growth(a) (Q3, 2015 vs. PY)

11 Strong Market Share Performance Continues: Top-30 OCI Markets Note: Excluding duty free Source: PMI Financials or estimates 37.3 37.8 Q3, 2014 Q3, 2015 +0.5pp PMI Market Share in Top-30 OCI Markets (%)

12 (a) Excluding trade inventory movements Source: PMI Financials or estimates (0.1)% (2.3)% (2.7)% EU Region: Improved Cigarette Industry Full-Year Outlook Total Cigarette Industry Volume Decline(a) (2015 vs. PY) Q1 Q2 ● Cigarette industry volume down by 1.5%(a) YTD September, 2015, mainly driven by improving economic conditions and consumer sentiment ● Now forecast 2015 cigarette industry volume decline of around 2% Q3 YTD September (1.5)%

13 EU Region: Stable Cigarette Share Supported by Strong Brands ● Regional cigarette share down slightly in Q3, but up by 0.1 point to 39.9% YTD September, 2015 ● Solid cigarette share performances for Marlboro and L&M in Q3, 2015 ● Adjusted OCI growth of 7.4% and 8.1%, ex-currency and acquisitions, in Q3, 2015, and YTD September, 2015, respectively, driven by strong pricing Source: PMI Financials or estimates Q3, 2015 0.1pp 0.2pp SoM 19.3% 7.1% Industry Rank #1 #2 Cigarette Market Share Growth (Q3, 2015 vs. PY)

14 Russia: Continued Strong Performance ● Cigarette industry volume down by 4.6% in Q3, 2015, and by 5.7% YTD September, 2015 ● Now forecast 2015 cigarette industry volume decline of around 7% ● Strong double-digit OCI growth, ex- currency, in Q3, 2015, driven by higher pricing ● In August, we announced a further price increase of RUB 5/pack across the majority of our portfolio 3.6 4.8 7.7 8.5 3.8 3.8 27.4 28.7 QTD August 2014 QTD August 2015 Next Other Parliament Bond Street Note: Next market share includes Next by Dubliss Source: PMI Financials or estimates and Nielsen PMI Market Share (%) +1.3pp

15 Turkey: Share Growth and Improved Mix ● Cigarette industry volume up by 9.6% YTD September, 2015, driven by a significant reduction in illicit trade ● Share growth in Q3, 2015, driven by L&M, Marlboro and Parliament ● Double-digit OCI growth, ex-currency, in Q3, 2015, driven by favorable volume/mix and pricing 11.5 11.9 8.7 9.8 5.5 6.8 43.1 44.1 QTD August 2014 QTD August 2015 Source: PMI Financials or estimates and Nielsen Parliament Marlboro L&M Other PMI Market Share (%) +1.0pp

16 Source: PMI Financials or estimates Indonesia: Key Brands Performing Well ● Cigarette share stable in Q3, 2015, and up by 0.4 points YTD September: - Strong performances of Dji Sam Soe and Sampoerna A ● Cigarette industry volume forecast: - 2015: flat, reflecting economic softness - Mid to long-term: 1% to 3% growth, annually ● Rights issue approved by Sampoerna shareholders 14.3 15.0 6.2 7.1 34.8 35.2 YTD September 2014 YTD September 2015 Sampoerna A Dji Sam Soe PMI Market Share (%) +0.4pp Other

17 11.6 11.3 10.0 10.0 2.3 2.3 25.9 25.3 Q3, 2014 Q3, 2015 PMI Market Share (%) (0.6)pp Source: PMI Financials or estimates and Tobacco Institute of Japan ● Cigarette industry volume down by 2.2% YTD September, 2015 ● Forecast 2015 cigarette industry volume decline of 2.5% to 3.0% ● Further investments behind our pipeline of innovations Japan: Investing in Our Brands Marlboro Lark Parliament Other

18 Philippines: Improving Trends with Growth of Marlboro ● Higher estimated tax declarations by local competitor ● Nielsen share growth of 1.4 points QTD August, 2015, driven by: - Adult smokers uptrading to PMI brands as a result of reduced price gaps - Success with innovative line extensions ● Improved profitability in Q3, 2015, driven by favorable volume/mix Note: Translation from Filipino: "NEW Mint Splash, Intense Menthol!" Source: PMI Financials or estimates 3.7 4.4 Q3, 2014 Q3, 2015 Marlboro Volume (units billion) +17.8%

19 Korea: Moderating Cigarette Industry Volume Decline ● Excise tax-driven cigarette industry volume decline moderating on a sequential basis ● Cigarette industry volume down by approximately 17% YTD September, 2015, excluding inventory movements ● Now forecast 2015 underlying cigarette industry volume decline of around 17% ● Strong performance of Marlboro Note: Translation from Korean: "New Look. Same Refreshing Taste. Be Marlboro" Source: PMI Financials or estimates and Hankook Research 7.4 9.4 18.6 20.4 Q3, 2014 Q3, 2015 Marlboro Other PMI Market Share (%) +1.8pp

20 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes

21 iQOS: Substantiating Reduced Risk Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes Source: PMI Research & Development Post-Market Studies and Surveillance Consumer Perception and Behavior Assessment Clinical Trials Systems Toxicology Assessment Standard Toxicology Assessment Aerosol Chemistry and Physics Product Design and Control Principles iQOS Clinical Studies Japan U.K. U.S. • Four studies completed • Full results: Q1, 2015 Pharmacokinetics/ Pharmacodynamics 1 • One study initiated • First results: H2, 2016 Exposure Response 4 U.S. • Two studies completed • Full results: Q4, 2015 Reduced Exposure: Three-month ambulatory 3 U.S. Japan • Two studies completed • Full results: Q2, 2015 Reduced Exposure: One-week confinement 2 Japan Poland

22 0 400 800 1,200 1,600 2,000 (Days) 0 200 400 600 800 1,000 0 1 2 3 4 5 6 7 0 200 400 600 800 1,000 1,200 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes Source: PMI Research & Development Adult smokers used the products ad libitum Adult smokers randomized to cigarettes or iQOS were free to use the product as often as they wished, in the clinic (5 days) and then ambulatory (85 days) iQOS: Three-Month Reduced Exposure Study (Japan) 0 5 4 3 2 1 30 60 90 0 5 4 3 2 1 30 60 90 CO – COHb (%) Benzene – S-PMA (pg/mg creatinine) Acrolein – 3-HPMA (ng/mg creatinine) 1,3-Butadiene – MHBMA (pg/mg creatinine) (Days) (Days) (Days) 0 5 4 3 2 1 30 60 90 0 5 4 3 2 1 30 60 90 Details for Four Biomarkers of Exposure Over Three-Month Period iQOS vs. CC Cessation vs. CC CC

23 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes Source: PMI Research & Development (41) (48) (46) (77) (55) (50) (48) (67) (79) (91) (71) (85) (87) (81) (94) (32) (45) (61) (85) (56) (48) (47) (66) (76) (90) (94) (82) (87) (81) (92) iQOS: Three-Month Reduced Exposure Study (Japan) % Reduction in Biomarkers of Exposure After Switching for Three Months COHb 3-HPMA MHBMA Total NNAL S-PMA 1-NA 1-OHP 2-NA 4-ABP CEMA HEMA NNN o-tol B[a]P HMPMA (100) 0 (80) (60) (40) (20) iQOS vs. CC Cessation vs. CC

24 1 2 3 4 5 6 7 0 1 2 3 4 5 30 60 90 iQOS: Satisfaction In-Line With Combustible Cigarettes Over Time Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. Satisfaction index is on a seven-point scale where 7 = "Extremely Satisfying" and 1 = "Not at All Satisfying" Source: PMI Research & Development Adult Smoker Product Satisfaction Results (Three-Month Study in Japan) Time (Days) iQOS CC Satisfaction Index

25 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes iQOS: Assessment Status ● Scientific assessment of the risk profile of iQOS is well advanced ● We are on course with our plan to demonstrate that iQOS is not only a reduced-exposure product, but also a reduced-risk product

26 Resilient Free Cash Flow ● On track to deliver 2015 free cash flow broadly in line with last year, despite the significant currency headwind ● Prudent management of working capital and capital expenditures Source: PMI Financials or estimates 5,357 5,581 7,166 YTD September 2014 YTD September 2015 PMI Free Cash Flow ($ million) Currency

27 Returning Cash to Shareholders: Dividend ● Increased our dividend in September to an annualized rate of $4.08 per share ● Eight consecutive dividend increases since 2008, representing a total increase of 121.7% Note: Dividends for 2008 and 2015 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The annualized rate for 2015 is based on a quarterly dividend of $1.02 per common share, declared September 16, 2015 Source: PMI Financials or estimates $1.84 $4.08 2008 2015 PMI Dividend CAGR: 12.0%

28 Returning Cash to Shareholders: Attractive Dividend Yield 2.1% 3.3% 4.9% 10-Year U.S. Treasury Proxy Peer Group PMI 2.6% 3.1% 3.7% 4.0% 4.0% 4.9% JT RAI IMT Altria BAT PMI PMI Dividend Yield vs. Tobacco Peer Group (October 9, 2015) PMI Dividend Yield vs. Benchmarks (October 9, 2015) Note: Dividend yield represents the annualized dividend on October 9, 2015 over the closing share price on that date. The current annualized dividend for PMI is $4.08. The closing share price for PMI was $84.07 as of October 9, 2015. The Proxy Peer Group includes both the compensation survey group and the tobacco peer group. A list of the companies in the compensation survey and tobacco peer groups is available in the glossary Source: PMI Financials, FactSet and Bloomberg, compiled by Centerview

29 Conclusion: Solid Financial Performance and Outlook ● Strong currency-neutral financial results ● Superior brands, supported by a superb commercial organization ● Continued progress with the commercialization and clinical assessment of iQOS ● Resilient 2015 free cash flow ● Revised and narrowed 2015 EPS guidance, ex-currency, reflecting a growth rate of 11% to 12% versus 2014 adjusted diluted EPS of $5.02 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes Source: PMI Financials or estimates

2015 Third-Quarter Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

32 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Unless otherwise stated, results are compared to those of the same period in the preceding year ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, total cigarette market, total market and market shares reflect our best estimates of tax-paid volumes based on a number of internal and external sources ● Trademarks are italicized

33 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net ● Adjusted OCI is defined as reported OCI adjusted for asset impairment, exit and other costs ● OCI growth rates are on an adjusted basis ● EPS stands for Earnings per Share ● Free cash flow is defined as net cash provided by operating activities less capital expenditures

34 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region

35 Glossary: Reduced-Risk Products ● Ad libitum clinical studies: free to interact with the product / able to use as often as one would like ● Aerosol refers to a gaseous suspension of fine solid particles and/or liquid droplets ● An ambulatory study is a study carried out under real world (actual use) conditions as opposed to a confined setting in a clinic ● CC is Combustible Cigarette ● HeatStick tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in the HeatStick is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● iQOS is the new brand name under which PMI has chosen to commercialize the Platform 1 electronic system

36 Glossary: Reduced-Risk Products ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking combustible cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the U.S. today

37 PMI Peer Groups (a) Effective until September 30, 2012 (b) Effective as of October 1, 2012 (c) Effective until June 12, 2015 - BAT - Bayer - Coca-Cola - Diageo - GlaxoSmithKline - Heineken - Imperial Tobacco - Johnson & Johnson - Kraft(a) - McDonald’s - Mondelēz International(b) - Nestlé - Novartis - PepsiCo - Pfizer - Roche - Unilever - Vodafone - Altria - BAT - Imperial Tobacco - Japan Tobacco - Lorillard(c) - Reynolds American Compensation Survey Group Tobacco Peer Group

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)

2015								2014			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 6,633	$ 4,592	$ 2,041	$ (422)	$ 2,463	$ -	$ 2,463	European Union	$ 7,777	$ 5,420	$ 2,357	(13.4)%	4.5%	4.5%
5,492	3,394	2,098	(555)	2,653	-	2,653	EEMA	6,111	3,677	2,434	(13.8)%	9.0%	9.0%
4,880	2,896	1,984	(268)	2,252	-	2,252	Asia	4,943	2,711	2,232	(11.1)%	0.9%	0.9%
2,417	1,613	804	(145)	949	-	949	Latin America & Canada	2,504	1,671	833	(3.5)%	13.9%	13.9%
$ 19,422	**$ 12,495**	**$ 6,927**	**$ (1,390)**	**$ 8,317**	**$ -**	**$ 8,317**	**PMI Total**	**$ 21,335**	**$ 13,479**	**$ 7,856**	**(11.8)%**	**5.9%**	**5.9%**

2015						2014	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 1,014	$ (242)	$ 1,256	$ -	$ 1,256	European Union	$ 1,186	(14.5)%	5.9%	5.9%
1,033	(319)	1,352	-	1,352	EEMA	1,204	(14.2)%	12.3%	12.3%
690	(122)	812	-	812	Asia	799	(13.6)%	1.6%	1.6%
294	(52)	346	-	346	Latin America & Canada	267	10.1%	29.6%	29.6%
$ 3,031	**$ (735)**	**$ 3,766**	**$ -**	**$ 3,766**	**PMI Total**	**$ 3,456**	**(12.3)%**	**9.0%**	**9.0%**

38

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)

2015								2014			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,014	$ -	$ 1,014	$ (242)	$ 1,256	$ -	$ 1,256	European Union	$ 1,186	$ 16	$ 1,170	(13.3)%	7.4%	7.4%
1,033	-	1,033	(319)	1,352	-	1,352	EEMA	1,204	-	1,204	(14.2)%	12.3%	12.3%
690	-	690	(122)	812	-	812	Asia	799	-	799	(13.6)%	1.6%	1.6%
294	-	294	(52)	346	-	346	Latin America & Canada	267	(7)	274	7.3%	26.3%	26.3%
$ 3,031	**$ -**	**$ 3,031**	**$ (735)**	**$ 3,766**	**$ -**	**$ 3,766**	**PMI Total**	**$ 3,456**	**$ 9**	**$ 3,447**	**(12.1)%**	**9.3%**	**9.3%**

2015							2014			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency(a)	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions(a)	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes(a)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,256	$ 2,463	51.0%	$ 1,256	$ 2,463	51.0%	European Union	$ 1,170	$ 2,357	49.6%	1.4	1.4
1,352	2,653	51.0%	1,352	2,653	51.0%	EEMA	1,204	2,434	49.5%	1.5	1.5
812	2,252	36.1%	812	2,252	36.1%	Asia	799	2,232	35.8%	0.3	0.3
346	949	36.5%	346	949	36.5%	Latin America & Canada	274	833	32.9%	3.6	3.6
$ 3,766	**$ 8,317**	**45.3%**	**$ 3,766**	**$ 8,317**	**45.3%**	**PMI Total**	**$ 3,447**	**$ 7,856**	**43.9%**	**1.4**	**1.4**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

39

40 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2015 2014 % Change Reported Diluted EPS 1.25$ 1.38$ (9.4)% Adjustments: Asset impairment and exit costs - 0.01 Tax items (0.01) - Adjuste iluted EPS 1.24$ 1.39$ (10.8)% Less: Currency impact (0.37) Adjusted Diluted EPS, excluding Currency 1.61$ 1.39$ 15.8%

41 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2015 2014 % Change Reported Diluted EPS 1.25$ 1.38$ (9.4)% Less: Currency impact (0.37) Reported Diluted EPS, excluding Currency 1.62$ 1.38$ 17.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)

2015								2014			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
18,909	12,988	5,921	(1,188)	7,109	11	7,098	European Union	22,225	15,462	6,763	(12.5)%	5.1%	5.0%
14,915	9,055	5,860	(1,464)	7,324	1	7,323	EEMA	16,347	9,621	6,726	(12.9)%	8.9%	8.9%
14,683	8,399	6,284	(625)	6,909	-	6,909	Asia	14,515	7,790	6,725	(6.6)%	2.7%	2.7%
7,030	4,693	2,337	$ (345)	2,682	4	2,678	Latin America & Canada	7,078	4,722	2,356	(0.8)%	13.8%	13.7%
$ 55,537	**$ 35,135**	**$ 20,402**	**$ (3,622)**	**$ 24,024**	**$ 16**	**$ 24,008**	**PMI Total**	**$ 60,165**	**$ 37,595**	**$ 22,570**	**(9.6)%**	**6.4%**	**6.4%**

2015						2014	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 2,904	$ (712)	$ 3,616	$ (2)	$ 3,618	European Union	$ 2,875	1.0%	25.8%	25.8%
2,794	(843)	3,637	(1)	3,638	EEMA	3,218	(13.2)%	13.0%	13.1%
2,421	(298)	2,719	-	2,719	Asia	2,614	(7.4)%	4.0%	4.0%
849	(147)	996	3	993	Latin America & Canada	734	15.7%	35.7%	35.3%
$ 8,968	**$ (2,000)**	**$ 10,968**	**$ -**	**$ 10,968**	**PMI Total**	**$ 9,441**	**(5.0)%**	**16.2%**	**16.2%**

42

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)

2015								2014			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 2,904	$ -	$ 2,904	$ (712)	$ 3,616	$ (2)	$ 3,618	European Union	$ 2,875	$ (472)	$ 3,347	(13.2)%	8.0%	8.1%
2,794	-	2,794	(843)	3,637	(1)	3,638	EEMA	3,218	-	3,218	(13.2)%	13.0%	13.1%
2,421	-	2,421	(298)	2,719	-	2,719	Asia	2,614	(24)	2,638	(8.2)%	3.1%	3.1%
849	-	849	(147)	996	3	993	Latin America & Canada	734	(7)	741	14.6%	34.4%	34.0%
$ 8,968	**$ -**	**$ 8,968**	**$ (2,000)**	**$ 10,968**	**$ -**	**$ 10,968**	**PMI Total**	**$ 9,441**	**$ (503)**	**$ 9,944**	**(9.8)%**	**10.3%**	**10.3%**

2015							2014			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 3,616	$ 7,109	50.9%	$ 3,618	$ 7,098	51.0%	European Union	$ 3,347	$ 6,763	49.5%	1.4	1.5
3,637	7,324	49.7%	3,638	7,323	49.7%	EEMA	3,218	6,726	47.8%	1.9	1.9
2,719	6,909	39.4%	2,719	6,909	39.4%	Asia	2,638	6,725	39.2%	0.2	0.2
996	2,682	37.1%	993	2,678	37.1%	Latin America & Canada	741	2,356	31.5%	5.6	5.6
$ 10,968	**$ 24,024**	**45.7%**	**$ 10,968**	**$ 24,008**	**45.7%**	**PMI Total**	**$ 9,944**	**$ 22,570**	**44.1%**	**1.6**	**1.6**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

43

44 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2015 2014 % Change Reported Diluted EPS 3.62$ 3.73$ (2.9)% Adjustments: Asset impairment and exit costs - 0.26 Tax items (0.01) - Adjuste iluted EPS 3.61$ 3.99$ (9.5)% Less: Currency impact (1.01) Adjusted Diluted EPS, excluding Currency 4.62$ 3.99$ 15.8%

45 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2015 2014 % Change Reported Diluted EPS 3.62$ 3.73$ (2.9)% Less: Currency impact (1.01) Reported Diluted EPS, excluding Currency 4.63$ 3.73$ 24.1%

46 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2014 Reported Diluted EPS 4.76$ Adjustments: Asset impairment and exit costs 0.26 Tax items - Adjuste Diluted EPS 5.02$

47 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency For the Quarters and Nine Months Ended September 30, ($ in millions) (Unaudited) (a) Operating Cash Flow For the Quarters Ended For the Nine Months Ended September 30, September 30, 2015 2014 % Change 2015 2014 % Change Net cash provided by operating activities(a) 2,693$ 2,965$ (9.2)% 5,993$ 6,385$ (6.1)% Less: Capital expenditures 223 296 636 804 Free ca h flow 2,470$ 2,669$ (7.5)% 5,357$ 5,581$ (4.0)% Less: Currency impact (255) (1,809) Free cash flow, excluding currency 2,725$ 2,669$ 2.1% 7,166$ 5,581$ 28.4%

2015 Third-Quarter Results October 15, 2015